Exhibit 24
POWER OF ATTORNEY
WHEREAS, Kendle International Inc., an Ohio corporation (the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K for the year ended December 31, 2010; and
     WHEREAS, the undersigned is a director of the Company;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Keith A. Cheesman and Jarrod Pontius, acting individually, his attorney, for him and in his name, place and stead, and in such appointee’s office and capacity in the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 2011.

/s/ Christopher C. Bergen
(sign name)

Christopher C. Bergen
(print name)

POWER OF ATTORNEY
WHEREAS, Kendle International Inc., an Ohio corporation (the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K for the year ended December 31, 2010; and
     WHEREAS, the undersigned is a director of the Company;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Keith A. Cheesman and Jarrod Pontius, acting individually, his attorney, for him and in his name, place and stead, and in such appointee’s office and capacity in the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 2011.

/s/ Robert R. Buck
(sign name)

Robert R. Buck
(print name)

POWER OF ATTORNEY
WHEREAS, Kendle International Inc., an Ohio corporation (the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K for the year ended December 31, 2010; and
     WHEREAS, the undersigned is a director of the Company;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Keith A. Cheesman and Jarrod Pontius, acting individually, his attorney, for him and in his name, place and stead, and in such appointee’s office and capacity in the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 2011.

/s/ G. Steven Geis
(sign name)

G. Steven Geis
(print name)

POWER OF ATTORNEY
WHEREAS, Kendle International Inc., an Ohio corporation (the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K for the year ended December 31, 2010; and
     WHEREAS, the undersigned is a director of the Company;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Keith A. Cheesman and Jarrod Pontius, acting individually, his attorney, for him and in his name, place and stead, and in such appointee’s office and capacity in the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 2011.

/s/ Timothy E. Johnson
(sign name)

Timothy E. Johnson
(print name)

POWER OF ATTORNEY
WHEREAS, Kendle International Inc., an Ohio corporation (the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K for the year ended December 31, 2010; and
     WHEREAS, the undersigned is a director of the Company;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Keith A. Cheesman and Jarrod Pontius, acting individually, his attorney, for him and in his name, place and stead, and in such appointee’s office and capacity in the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 2011.

/s/ Donald C. Harrison
(sign name)

Donald C. Harrison
(print name)

POWER OF ATTORNEY
WHEREAS, Kendle International Inc., an Ohio corporation (the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K for the year ended December 31, 2010; and
     WHEREAS, the undersigned is a director of the Company;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Keith A. Cheesman and Jarrod Pontius, acting individually, his attorney, for him and in his name, place and stead, and in such appointee’s office and capacity in the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 2011.

/s/ Frederick A. Russ
(sign name)

Frederick A. Russ
(print name)

POWER OF ATTORNEY
WHEREAS, Kendle International Inc., an Ohio corporation (the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K for the year ended December 31, 2010; and
     WHEREAS, the undersigned is a director of the Company;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Keith A. Cheesman and Jarrod Pontius, acting individually, his attorney, for him and in his name, place and stead, and in such appointee’s office and capacity in the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 2011.

/s/ Timothy M. Mooney
(sign name)

Timothy M. Mooney
(print name)